                                              EXHIBIT 10.1.5


                                             January 23, 1997



Mr. Richard D. Robinson
12 Evergreen Avenue
Westport, Connecticut  06880

Dear Richard:

          This letter confirms our and your understanding and agreement on the terms under which your employment with Risk
Capital Holdings, Inc. and its affiliates (collectively the "Company") will terminate.

          1. Your last day of employment with the Company will be January 31, 1997 (the "Termination Date").

          2. You will be entitled to continue to receive your annual base salary at the rate of $261,000 per annum, payable semimonthly, for twelve months commencing on the Termination Date; provided, however, that such payments shall be reduced by any compensation received by you in connection with any other employment you may obtain.

          3. Medical and dental coverage will remain in effect for you and your covered dependents for twelve months following the Termination Date or until you secure alternate employment, if earlier. Such coverage shall be provided on the same basis as provided to active employees of the Company in accordance with the terms and provisions of each applicable plan as in effect from time to time, including any contribution required to be made by you toward such coverage.

          4. The 25,000 shares of restricted Common Stock of the Company awarded to you as of April 30, 1996 under the Company's 1995 Long Term Incentive and Share Award Plan (the "Share Plan") shall become immediately vested in full on the Termination Date.

          5. The option to purchase 25,000 shares of Company Common Stock granted to you as of April 30, 1996 pursuant to the Share Plan shall become exercisable in full on the Termination Date, and such option shall be exercisable for seven years from the date it first became exercisable. The terms of such stock option are set forth in the attached Stock Option Agreement.

          6. Except as set forth in paragraph 3 above, you will cease participation in all employee benefit plans and arrangements of the Company as of the Termination Date. Your rights with respect to your accrued benefits as of the Termination Date under the Risk Capital Reinsurance Company Savings Plan, the Risk Capital Reinsurance Company Pension Plan, the Risk Capital Reinsurance Company Executive Supplemental Non-Qualified Savings and Retirement Plan and the Risk Capital Holdings, Inc. 1995 Employee Stock Purchase Plan are as set forth in the applicable plan document. Other than as expressly set forth in this letter agreement, you will have no continuing rights under any employee benefit plan or arrangement of the Company following the Termination Date.

          7. The amounts payable hereunder shall be subject to applicable withholding taxes, and you will be required to make arrangements satisfactory to the Company in order to satisfy all applicable withholding tax obligations arising out of the vesting of restricted shares under paragraph 4 above and the exercise of the stock option described in paragraph 5 above.

          8. You agree to hold all Proprietary Information in confidence and not to, directly or indirectly, disclose, use, copy, publish, summarize or remove from the Company premises any Proprietary Information. You will as soon as possible after the Termination Date (but in any event no later than ten days after the Termination Date) return to the Company all Proprietary Information and related reports, files, memoranda, and records; credit cards, card key passes; door and file keys; computer access codes; software, and other physical and personal property which you received or prepared or helped prepare in connection with your employment and which are in your possession or control, and you will not retain any copies, duplicates, reproductions or excepts thereof. As used in this paragraph, "Proprietary Information" means any information in whatever form, tangible or intangible, directly related to the business of the Company unless the information is publicly available through lawful means.

          9. You understand and agree that you will not, directly or indirectly, divulge to any person or use for your own benefit or the benefit of any person any information of a private, secret or confidential nature concerning the business, accounts or finances of the Company or any of the secrets, dealings, transactions or affairs including mergers, acquisitions, divestitures, joint ventures, partnership or equity participations, investors, reinsurance terms or any business plans of the Company or of any customer or client of the Company which have come into your knowledge during the course of your employment with the Company. Without prejudice to the generality of this clause, confidential information includes any and all data, plans, specifications, drawings, documents, com-puter software and other information belonging to or owned or developed by and unique to the Company.

          10. In consideration for the Company's agreement to execute and deliver to you the Release and Waiver attached hereto as Exhibit A and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you agree to execute and deliver to the Company the Release and Waiver attached hereto as Exhibit B on the date you execute this letter agreement below.

          11. You acknowledge that the terms of this letter agreement are contractual and not a mere recital and that there are no agreements, understandings or representations made by the Company except as expressly stated in this letter agreement and the attachments hereto.

         Please indicate your agreement and acceptance of these provisions by signing and dating the enclosed copy of this letter agreement, the Stock Option Agreement attached hereto and the Release and Waiver attached as Exhibit B and returning them to the Company.

                                     Sincerely,

                                     RISK CAPITAL HOLDINGS, INC.



                                     By: /s/ Mark D. Mosca
                                         --------------------------------
                                     Name:   Mark D. Mosca
                                     Title:  President



Agreed and Accepted                  RISK CAPITAL REINSURANCE COMPANY


/s/ Richard D. Robinson
------------------------
Richard D. Robinson                  By: /s/ Mark D. Mosca
                                        -------------------
                                     Name:   Mark D. Mosca
                                     Title:  President and Chief
                                                Executive Officer

Date:     1/23/97

                                                                 Exhibit 10.10.2
                               FIRST AMENDMENT TO
                           RISK CAPITAL HOLDINGS, INC.
                  1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN


         The Risk Capital  Holdings,  Inc.  1995 Long Term  Incentive  and Share
Award Plan is amended as follows, effective September 16, 1996; provided, however, that paragraph 2 of this amendment shall be contingent upon approval by the affirmative vote of the holders of a majority of voting securities of Risk Capital Holdings, Inc. at a meeting duly held during calendar year 1997.

         1.   Section 2(g) is amended to read as follows:

                  "(g) `Committee' means the Compensation Committee of the Board, or such other Board committee (or the entire Board) as may be designated by the Board to administer the Plan."

         2.   Section 2(l) is amended to read as follows:

                  "(l) `Eligible Employee' means (i) an employee of the Company or its Subsidiaries and Affiliates, including any director who is an employee, who is responsible for or contributes to the management, growth and/or profitability of the business of the Company, its Subsidiaries or Affiliates, and (ii) any Director."

         3. Section 3(b) is amended by adding the following at the end thereof:

         "Notwithstanding any provision of this Plan to the contrary, the Committee may grant Awards which are subject to the approval of the Board; provided that an Award shall be subject to Board approval only if the Committee expressly so states."

         4. Section 6(a) is amended by adding the following at the end thereof:

         "Notwithstanding the foregoing, the exercise price of any Option, grant price of any SAR or purchase price of any other Award conferring a right to purchase Shares which is granted in exchange or substitution for an option, SAR or other award granted by the Company (other than in connection with a transaction described in Section 4(c) hereof) shall not be less than the exercise price, grant price or purchase price of the exchanged or substituted option, SAR or other award, and outstanding Awards shall not be amended (other than in connection with a transaction described in Section 4(c) hereof) to reduce the exercise price, grant price or purchase price of any such Award."

         5. Section 6(d) is amended by deleting the first sentence thereof and replacing it with the following:

         "Except as set forth below and except for vested Shares, Awards shall not be transferable by an Eligible Employee except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Employee only by such Eligible Employee or his guardian or legal representative. Notwithstanding the foregoing, if the Committee expressly so provides in the applicable Award agreement (at the time of grant or at any time thereafter), an Award (other than an ISO) granted hereunder may be transferred by a Participant to members of his or her `immediate family' or to a trust established for the exclusive benefit of solely one or more members of the
         Participant's `immediate family,' and any such transfer by a Participant other than a Director must be for no consideration. Any Award held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Award immediately prior to the transfer, except that the Award will be transferable by the transferee only by will or the laws of descent and distribution.
         For purposes hereof, `immediate family' means the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption."

         6. Section 7(f) is amended by adding the following at the end thereof:

         "Notwithstanding the foregoing, if the Committee expressly so provides in the applicable Award agreement (at the time of grant or at any time thereafter), a Director's Option granted hereunder may be transferred by an optionee to members of his or her `immediate family' or to a trust established for the exclusive benefit of solely one or more members of his or her `immediate family.' Any Director's Option held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Director's Option immediately prior to the transfer, except that the Director's Option will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, `immediate family' means the Director's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption."

         7.   Section 8(d) is amended by deleting the last sentence thereof.

                                      * * * * *

                                                                EXHIBIT 10.10.3
N.-EMPL. DIR. STOCK OPT. AGREE'S/INIT. OPT. GRANTS
                       NON-EMPLOYEE DIRECTOR STOCK OPTION
                       AGREEMENTS--INITIAL OPTION GRANTS


         Stock Option Agreements that are substantially identical in all material respects to the agreement, dated as of September 19, 1995, between Risk Capital Holdings, Inc. ("RCHI") and Michael P. Esposito, Jr., a copy of which is being filed herewith in this Exhibit 10.10.3, have been entered into by RCHI and each of the following Non-Employee Directors of RCHI (unless otherwise indicated, (i) the date of each agreement, and the date exercisability commences, is September 19, 1995, (ii) the exercise price is $20.00 and
(iii) the term of the option continues through September 19, 2005):

Robert Clements
Allan W. Fulkerson
Lewis L. Glucksman         (date: November 14, 1995; exercise price: $20.9375;
                           term: through November 14, 2005)
Ian R. Heap
Thomas V. A. Kelsey        (date: September 16, 1996; exercise price: $17.1875;
                           term: through September 19, 2006)

Philip L. Wroughton


                                     * * * *

                           RISK CAPITAL HOLDINGS, INC.

                            Director Option Agreement

                  FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Risk Capital Holdings, Inc. (the "Company"), a Delaware corporation, hereby grants to Michael P. Esposito, Jr., a director of the Company on the date hereof (the "Option Holder"), the option to purchase common stock, $.01 par value per share, of the Company ("Shares"), upon the following terms:

                  WHEREAS, the following terms reflect the Company's 1995 Long Term Incentive and Share Award Plan, as amended by the First Amendment thereto (the "Plan");

                  (a) Grant. The Option Holder is hereby automatically granted an option (the "Option") to purchase 300 Shares (the "Option Shares") pursuant to the Plan, the terms of which are incorporated herein by reference. The Option is granted as of September 19, 1995 (the "Date of Grant") and such grant is subject to the terms and conditions herein and the terms and conditions of the applicable provisions of the Plan. Such Option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

                  (b) Status of Option Shares. The Option Shares shall upon issue rank equally in all respects with the other Shares.

                  (c) Option Price. The purchase price for the Option Shares shall be, except as herein provided, $20.00 per Option Share, hereinafter sometimes referred to as the "Option Price," payable immediately in full upon the exercise of the Option.

                  (d) Term of Option. The Option may be exercised only during the period (the "Option Period") commencing in accordance with paragraph (f) hereof and shall continue until September 19, 2005; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option is subject to sooner termination as provided in paragraph (j) below.

                  (e) No Rights of Shareholder. The Option Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity.

                  (f) Exercisability. The Option shall become exercisable in three equal installments, commencing on September 19, 1995 and thereafter on the first and second anniversary thereof, subject to paragraph (j) below. The Option may be exercised at any time or from time to time during the Option Period in regard to all or any portion of the Option which are then exercisable, as may be adjusted pursuant to paragraph (g) below.

                  (g) Adjustments for Recapitalization and Dividends. In the event that, prior to the expiration of the Option, any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other such change affects the Shares such that they are increased or decreased or changed into or exchanged for a different number or kind of shares, other securities of the Company or of another corporation or other consideration, then in order to maintain the proportionate interest of the Option Holder and preserve the value of the Option, (i) there shall automatically be substituted for each Share subject to the unexercised Option the number and kind of shares, other securities or other consideration into which each outstanding

Share shall be changed or for which each such Share shall be exchanged, and (ii) the exercise price shall be increased or decreased proportionately so that the aggregate purchase price for the Shares subject to the unexercised Option shall remain the same as immediately prior to such event.

                  (h) Transferability. The Option may not be assigned or otherwise transferred, disposed of or encumbered by the Option Holder, other than by will or by the laws of descent and distribution. During the lifetime of the Option Holder, the Option shall be exercisable only by the Option Holder or by his or her guardian or legal representative. Notwithstanding the foregoing, the Option may be transferred by the Option Holder to members of his or her "immediate family" or to a trust established for the exclusive benefit of solely one or more members of the Option Holder's "immediate family." Any Option held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to the transfer, except that the Option will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Option Holder's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

                  (i) Exercise of Option. In order to exercise the Option, the Option Holder shall submit to the Company an instrument in writing signed by the Option Holder, specifying the number of Option Shares in respect of which the Option is being exercised, accompanied by payment of the Option Price for the Option Shares for which the Option is being exercised in cash or Shares already owned by the Option Holder (provided that the Option Holder has owned such Shares for a minimum period of six months) and having a total Fair Market Value (as defined below) equal to the exercise price, or in a combination of cash and such Shares. Option Shares will be issued accordingly by the Company within fifteen business days, and a share certificate dispatched to the Option Holder within thirty days.

                  The Company shall not be required to issue fractional Shares upon the exercise of the Option. If any fractional interest in a Share would be deliverable upon the exercise of the Option in whole or in part but for the provisions of this paragraph, the Company, in lieu of delivering any such fractional share therefor, shall pay a cash adjustment therefor in an amount equal to their Fair Market Value (or if any Shares are not publicly traded, an amount equal to the book value per share at the end of the most recent fiscal quarter) multiplied by the fraction of the fractional share which would otherwise have been issued hereunder. Anything to the contrary herein notwithstanding, the Company shall not be obligated to issue any Option Shares hereunder if the issuance of such Option Shares would violate the provision of any applicable law, in which event the Company shall, as soon as practicable, take whatever action it reasonably can so that such Option Shares may be issued without resulting in such violations of law. For purposes hereof, Fair Market Value shall mean the mean between the high and low selling prices per Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange on which the Shares are traded, as such prices are officially quoted on such exchange.

                  (j) Termination of Service. In the event the Option Holder ceases to be a director of the Company, (i) due to retirement after attainment of age 65 or (ii) due to death or disability, the Option, to the extent not already exercisable in full, shall become immediately and fully exercisable at the time of termination of service, and the Option may be exercised at any time during the Option Period. If the Option Holder ceases to be a director of the Company for any other reason, the portion of the Option which is not then exercisable shall be cancelled on the date service terminates, and the portion of the Option which is then exercisable may be exercised at any time within six months after the date of such termination, but not later than termination of the Option Period.

                  (k) Obligations as to Capital. The Company agrees that it will at all times maintain authorized and unissued share capital sufficient to fulfill all of its obligations under the Option.

                  (l) Transfer of Shares. The Option, the Option Shares, or any interest in either, may be sold, assigned, pledged, hypothecated, encumbered, or transferred or disposed of in any other manner, in whole or in part, only in compliance with the terms, conditions and restrictions as set forth in the governing instruments of the Company, applicable United States federal and state securities laws and the terms and conditions hereof. Each certificate for Option Shares issued upon exercise of the Option, unless at the time of exercise such Option Shares are registered under the Securities Act of 1933, as amended, shall bear the following legend:

                  "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the `Act'), and may not be offered, sold or otherwise transferred except (i) in compliance with the provisions of any applicable state securities or `Blue Sky' laws and (ii) (A) pursuant to an effective registration under the Act, (B) in compliance with Rule 144 under the Act, (C) inside the United States to a Qualified Institutional Buyer in compliance with Rule 144A under the Act, (D) outside the United States in compliance with Rule 904 of Regulation S under the Act or (E) inside the United State to an institutional `accredited investor' as defined in Rule 501(a)(1), (2), (3) or (7) under the Act in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to the restrictions set forth therein. The provisions of this paragraph (l) shall be binding upon all subsequent holders of certificates bearing the above legend and all subsequent holders of the Option, if any.

                  (m) Expenses of Issuance of Option Shares. The issuance of stock certificates upon the exercise of the Option in whole or in part, shall be without charge to the Option Holder. The Company shall pay, and indemnify the Option Holder from and against any issuance, stamp or documentary taxes (other than transfer taxes) or charges imposed by any governmental body, agency or official (other than income taxes) by reason of the exercise of the Option in whole or in part or the resulting issuance of the Option Shares.

                  (n) Withholding. The Option Holder agrees to make appropriate arrangements with the Company for satisfaction of any applicable tax withholding requirements, or similar requirements, arising out of the Option.

                  (o) References. References herein to rights and obligations of the Option Holder shall apply, where appropriate, to the Option Holder's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Option.

                  (p) Settlement of Disputes. Any dispute between the parties arising from or relating to the terms of this Option shall be resolved by arbitration held in the State of Connecticut in accordance with the rules of the American Arbitration Association. All costs associated with any arbitration, including all legal expenses, for both parties shall be borne by the Company.

                  (q) Notices. Any notice required or permitted to be given under this agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

                  If to the Company:

                           Risk Capital Holdings, Inc.
                           20 Horseneck Lane
                           Greenwich, CT  06830
                           Attn:  Secretary

                  If to the Option Holder:

                           550 Prospect Avenue
                           Oradell, NJ  07649

                  (r) Governing Law. This Option shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

                  (s) Entire Agreement. This agreement constitutes the entire contract among the parties relating to the subject matter hereof, and any previous agreement or understanding among the parties with respect thereto is superseded by this agreement.

                  (t) Counterparts. This agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have duly caused this agreement to be signed as of the Date of Grant.

                                   RISK CAPITAL HOLDINGS, INC.



                                   By:    /s/ Peter A. Appel
                                       ---------------------------------------
                                           Peter A. Appel
                                           Managing Director, General Counsel
                                              and Secretary



                                          /s/ Michael P. Esposito, Jr.
                                       ---------------------------------------
                                           Michael P. Esposito, Jr.

EXHIBIT 10.10.4
N-EMPL. DIR. STOCK OPT. AGREE.S/ANN. OPT. GRANTS

                       NON-EMPLOYEE DIRECTOR STOCK OPTION
                        AGREEMENTS--ANNUAL OPTION GRANTS


         Stock Option Agreements that are substantially identical in all material respects to the agreements, dated as of January 1, 1996 ("1996 Agreement") and January 1, 1997 ("1997 Agreement"), respectively, between Risk Capital Holdings, Inc. ("RCHI") and Michael P. Esposito, Jr., copies of which are being filed herewith in this Exhibit 10.10.4, have been entered into by RCHI and each of the following Non-Employee Directors of RCHI (unless otherwise indicated, the number of Option Shares (as defined in the agreements) under each agreement is 250 and each Non-Employee Director has entered into both the 1996 and 1997 Agreements):

Robert Clements
Allan W. Fulkerson
Lewis L. Glucksman
Ian R. Heap
Thomas V. A. Kelsey (1997 Agreement only)
Mark N. Williamson (Option Shares under 1996 Agreement: 146)
Philip L. Wroughton


                                     * * * *

                           RISK CAPITAL HOLDINGS, INC.

                            Director Option Agreement

                  FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Risk Capital Holdings, Inc. (the "Company"), a Delaware corporation, hereby grants to Michael P. Esposito, Jr., a director of the Company on the date hereof (the "Option Holder"), the option to purchase common stock, $.01 par value per share, of the Company ("Shares"), upon the following terms:

                  WHEREAS, the following terms reflect the Company's 1995 Long Term Incentive and Share Award Plan, as amended by the First Amendment thereto (the "Plan");

                  (a) Grant. The Option Holder is hereby automatically granted an option (the "Option") to purchase 250 Shares (the "Option Shares") pursuant to the Plan, the terms of which are incorporated herein by reference. The Option is granted as of January 1, 1996 (the "Date of Grant") and such grant is subject to the terms and conditions herein and the terms and conditions of the applicable provisions of the Plan. Such Option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

                  (b) Status of Option Shares. The Option Shares shall upon issue rank equally in all respects with the other Shares.

                  (c) Option Price. The purchase price for the Option Shares shall be, except as herein provided, $22.00 per Option Share, hereinafter sometimes referred to as the "Option Price," payable immediately in full upon the exercise of the Option.

                  (d) Term of Option. The Option may be exercised only during the period (the "Option Period") commencing in accordance with paragraph (f) hereof and shall continue until January 1, 2006; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option is subject to sooner termination as provided in paragraph (j) below.

                  (e) No Rights of Shareholder. The Option Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity.

                  (f) Exercisability. The Option shall become exercisable on January 1, 1997, subject to paragraph (j) below. The Option may be exercised at any time or from time to time during the Option Period in regard to all or any portion of the Option which are then exercisable, as may be adjusted pursuant to paragraph (g) below.

                  (g) Adjustments for Recapitalization and Dividends. In the event that, prior to the expiration of the Option, any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other such change affects the Shares such that they are increased or decreased or changed into or exchanged for a different number or kind of shares, other securities of the Company or of another corporation or other consideration, then in order to maintain the proportionate interest of the Option Holder and preserve the value of the Option, (i) there shall automatically be substituted for each Share subject to the unexercised Option the number and kind of shares, other securities or other consideration into which each outstanding Share shall be changed or for which each such Share shall be exchanged, and (ii) the exercise price shall
                                     12
be increased or decreased proportionately so that the aggregate purchase price for the Shares subject to the unexercised Option shall remain the same as immediately prior to such event.

                  (h) Transferability. The Option may not be assigned or otherwise transferred, disposed of or encumbered by the Option Holder, other than by will or by the laws of descent and distribution. During the lifetime of the Option Holder, the Option shall be exercisable only by the Option Holder or by his or her guardian or legal representative. Notwithstanding the foregoing, the Option may be transferred by the Option Holder to members of his or her "immediate family" or to a trust established for the exclusive benefit of solely one or more members of the Option Holder's "immediate family." Any Option held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to the transfer, except that the Option will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Option Holder's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

                  (i) Exercise of Option. In order to exercise the Option, the Option Holder shall submit to the Company an instrument in writing signed by the Option Holder, specifying the number of Option Shares in respect of which the Option is being exercised, accompanied by payment of the Option Price for the Option Shares for which the Option is being exercised in cash or Shares already owned by the Option Holder (provided that the Option Holder has owned such Shares for a minimum period of six months) and having a total Fair Market Value (as defined below) equal to the exercise price, or in a combination of cash and such Shares. Option Shares will be issued accordingly by the Company within fifteen business days, and a share certificate dispatched to the Option Holder within thirty days.

                  The Company shall not be required to issue fractional Shares upon the exercise of the Option. If any fractional interest in a Share would be deliverable upon the exercise of the Option in whole or in part but for the provisions of this paragraph, the Company, in lieu of delivering any such fractional share therefor, shall pay a cash adjustment therefor in an amount equal to their Fair Market Value (or if any Shares are not publicly traded, an amount equal to the book value per share at the end of the most recent fiscal quarter) multiplied by the fraction of the fractional share which would otherwise have been issued hereunder. Anything to the contrary herein notwithstanding, the Company shall not be obligated to issue any Option Shares hereunder if the issuance of such Option Shares would violate the provision of any applicable law, in which event the Company shall, as soon as practicable, take whatever action it reasonably can so that such Option Shares may be issued without resulting in such violations of law. For purposes hereof, Fair Market Value shall mean the mean between the high and low selling prices per Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange on which the Shares are traded, as such prices are officially quoted on such exchange.

                  (j) Termination of Service. In the event the Option Holder ceases to be a director of the Company, (i) due to retirement after attainment of age 65 or (ii) due to death or disability, the Option, to the extent not already exercisable in full, shall become immediately and fully exercisable at the time of termination of service, and the Option may be exercised at any time during the Option Period. If the Option Holder ceases to be a director of the Company for any other reason, the portion of the Option which is not then exercisable shall be cancelled on the date service terminates, and the portion of the Option which is then exercisable may be exercised at any time within six months after the date of such termination, but not later than termination of the Option Period.

                  (k) Obligations as to Capital. The Company agrees that it will at all times maintain authorized and unissued share capital sufficient to fulfill all of its obligations under the Option.

                  (l) Transfer of Shares. The Option, the Option Shares, or any interest in either, may be sold, assigned, pledged, hypothecated, encumbered, or transferred or disposed of in any other manner, in whole or in part, only in compliance with the terms, conditions and restrictions as set forth in the governing instruments of the Company, applicable United States federal and state securities laws and the terms and conditions hereof. Each certificate for Option Shares issued upon exercise of the Option, unless at the time of exercise such Option Shares are registered under the Securities Act of 1933, as amended, shall bear the following legend:

                  "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the `Act'), and may not be offered, sold or otherwise transferred except (i) in compliance with the provisions of any applicable state securities or `Blue Sky' laws and (ii) (A) pursuant to an effective registration under the Act, (B) in compliance with Rule 144 under the Act, (C) inside the United States to a Qualified Institutional Buyer in compliance with Rule 144A under the Act, (D) outside the United States in compliance with Rule 904 of Regulation S under the Act or (E) inside the United State to an institutional `accredited investor' as defined in Rule 501(a)(1), (2), (3) or (7) under the Act in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to the restrictions set forth therein. The provisions of this paragraph (l) shall be binding upon all subsequent holders of certificates bearing the above legend and all subsequent holders of the Option, if any.

                  (m) Expenses of Issuance of Option Shares. The issuance of stock certificates upon the exercise of the Option in whole or in part, shall be without charge to the Option Holder. The Company shall pay, and indemnify the Option Holder from and against any issuance, stamp or documentary taxes (other than transfer taxes) or charges imposed by any governmental body, agency or official (other than income taxes) by reason of the exercise of the Option in whole or in part or the resulting issuance of the Option Shares.

                  (n) Withholding. The Option Holder agrees to make appropriate arrangements with the Company for satisfaction of any applicable tax withholding requirements, or similar requirements, arising out of the Option.

                  (o) References. References herein to rights and obligations of the Option Holder shall apply, where appropriate, to the Option Holder's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Option.

                  (p) Settlement of Disputes. Any dispute between the parties arising from or relating to the terms of this Option shall be resolved by arbitration held in the State of Connecticut in accordance with the rules of the American Arbitration Association. All costs associated with any arbitration, including all legal expenses, for both parties shall be borne by the Company.

                  (q) Notices. Any notice required or permitted to be given under this agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

                  If to the Company:

                           Risk Capital Holdings, Inc.
                           20 Horseneck Lane
                           Greenwich, CT  06830
                           Attn:  Secretary

                  If to the Option Holder:

                           550 Prospect Avenue
                           Oradell, NJ  07649

                  (r) Governing Law. This Option shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

                  (s) Entire Agreement. This agreement constitutes the entire contract among the parties relating to the subject matter hereof, and any previous agreement or understanding among the parties with respect thereto is superseded by this agreement.

                  (t) Counterparts. This agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have duly caused this agreement to be signed as of the Date of Grant.

                                   RISK CAPITAL HOLDINGS, INC.



                                   By:    /s/ Peter A. Appel
                                      ----------------------------------------
                                           Peter A. Appel
                                           Managing Director, General Counsel
                                              and Secretary



                                          /s/ Michael P. Esposito, Jr.
                                      ----------------------------------------
                                           Michael P. Esposito, Jr.

                           RISK CAPITAL HOLDINGS, INC.

                            Director Option Agreement

                  FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Risk Capital Holdings, Inc. (the "Company"), a Delaware corporation, hereby grants to Michael P. Esposito, Jr., a director of the Company on the date hereof (the "Option Holder"), the option to purchase common stock, $.01 par value per share, of the Company ("Shares"), upon the following terms:

                  WHEREAS, the following terms reflect the Company's 1995 Long Term Incentive and Share Award Plan, as amended by the First Amendment thereto (the "Plan");

                  (a) Grant. The Option Holder is hereby automatically granted an option (the "Option") to purchase 250 Shares (the "Option Shares") pursuant to the Plan, the terms of which are incorporated herein by reference. The Option is granted as of January 1, 1997 (the "Date of Grant") and such grant is subject to the terms and conditions herein and the terms and conditions of the applicable provisions of the Plan. Such Option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

                  (b) Status of Option Shares. The Option Shares shall upon issue rank equally in all respects with the other Shares.

                  (c) Option Price. The purchase price for the Option Shares shall be, except as herein provided, $19.625 per Option Share, hereinafter sometimes referred to as the "Option Price," payable immediately in full upon the exercise of the Option.

                  (d) Term of Option. The Option may be exercised only during the period (the "Option Period") commencing in accordance with paragraph (f) hereof and shall continue until January 1, 2007; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option is subject to sooner termination as provided in paragraph (j) below.

                  (e) No Rights of Shareholder. The Option Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity.

                  (f) Exercisability. The Option shall become exercisable on January 1, 1998, subject to paragraph (j) below. The Option may be exercised at any time or from time to time during the Option Period in regard to all or any portion of the Option which are then exercisable, as may be adjusted pursuant to paragraph (g) below.

                  (g) Adjustments for Recapitalization and Dividends. In the event that, prior to the expiration of the Option, any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other such change affects the Shares such that they are increased or decreased or changed into or exchanged for a different number or kind of shares, other securities of the Company or of another corporation or other consideration, then in order to maintain the proportionate interest of the Option Holder and preserve the value of the Option, (i) there shall automatically be substituted for each Share subject to the unexercised Option the number and kind of shares, other securities or other consideration into which each outstanding Share shall be changed or for which each such Share shall be exchanged, and (ii) the exercise price shall
                                     17
be increased or decreased proportionately so that the aggregate purchase price for the Shares subject to the unexercised Option shall remain the same as immediately prior to such event.

                  (h) Transferability. The Option may not be assigned or otherwise transferred, disposed of or encumbered by the Option Holder, other than by will or by the laws of descent and distribution. During the lifetime of the Option Holder, the Option shall be exercisable only by the Option Holder or by his or her guardian or legal representative. Notwithstanding the foregoing, the Option may be transferred by the Option Holder to members of his or her "immediate family" or to a trust established for the exclusive benefit of solely one or more members of the Option Holder's "immediate family." Any Option held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to the transfer, except that the Option will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Option Holder's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

                  (i) Exercise of Option. In order to exercise the Option, the Option Holder shall submit to the Company an instrument in writing signed by the Option Holder, specifying the number of Option Shares in respect of which the Option is being exercised, accompanied by payment of the Option Price for the Option Shares for which the Option is being exercised in cash or Shares already owned by the Option Holder (provided that the Option Holder has owned such Shares for a minimum period of six months) and having a total Fair Market Value (as defined below) equal to the exercise price, or in a combination of cash and such Shares. Option Shares will be issued accordingly by the Company within fifteen business days, and a share certificate dispatched to the Option Holder within thirty days.

                  The Company shall not be required to issue fractional Shares upon the exercise of the Option. If any fractional interest in a Share would be deliverable upon the exercise of the Option in whole or in part but for the provisions of this paragraph, the Company, in lieu of delivering any such fractional share therefor, shall pay a cash adjustment therefor in an amount equal to their Fair Market Value (or if any Shares are not publicly traded, an amount equal to the book value per share at the end of the most recent fiscal quarter) multiplied by the fraction of the fractional share which would otherwise have been issued hereunder. Anything to the contrary herein notwithstanding, the Company shall not be obligated to issue any Option Shares hereunder if the issuance of such Option Shares would violate the provision of any applicable law, in which event the Company shall, as soon as practicable, take whatever action it reasonably can so that such Option Shares may be issued without resulting in such violations of law. For purposes hereof, Fair Market Value shall mean the mean between the high and low selling prices per Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange on which the Shares are traded, as such prices are officially quoted on such exchange.

                  (j) Termination of Service. In the event the Option Holder ceases to be a director of the Company, (i) due to retirement after attainment of age 65 or (ii) due to death or disability, the Option, to the extent not already exercisable in full, shall become immediately and fully exercisable at the time of termination of service, and the Option may be exercised at any time during the Option Period. If the Option Holder ceases to be a director of the Company for any other reason, the portion of the Option which is not then exercisable shall be cancelled on the date service terminates, and the portion of the Option which is then exercisable may be exercised at any time within six months after the date of such termination, but not later than termination of the Option Period.

                  (k) Obligations as to Capital. The Company agrees that it will at all times maintain authorized and unissued share capital sufficient to fulfill all of its obligations under the Option.

                  (l) Transfer of Shares. The Option, the Option Shares, or any interest in either, may be sold, assigned, pledged, hypothecated, encumbered, or transferred or disposed of in any other manner, in whole or in part, only in compliance with the terms, conditions and restrictions as set forth in the governing instruments of the Company, applicable United States federal and state securities laws and the terms and conditions hereof. Each certificate for Option Shares issued upon exercise of the Option, unless at the time of exercise such Option Shares are registered under the Securities Act of 1933, as amended, shall bear the following legend:

                  "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the `Act'), and may not be offered, sold or otherwise transferred except (i) in compliance with the provisions of any applicable state securities or `Blue Sky' laws and (ii) (A) pursuant to an effective registration under the Act, (B) in compliance with Rule 144 under the Act, (C) inside the United States to a Qualified Institutional Buyer in compliance with Rule 144A under the Act, (D) outside the United States in compliance with Rule 904 of Regulation S under the Act or (E) inside the United State to an institutional `accredited investor' as defined in Rule 501(a)(1), (2), (3) or (7) under the Act in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to the restrictions set forth therein. The provisions of this paragraph (l) shall be binding upon all subsequent holders of certificates bearing the above legend and all subsequent holders of the Option, if any.

                  (m) Expenses of Issuance of Option Shares. The issuance of stock certificates upon the exercise of the Option in whole or in part, shall be without charge to the Option Holder. The Company shall pay, and indemnify the Option Holder from and against any issuance, stamp or documentary taxes (other than transfer taxes) or charges imposed by any governmental body, agency or official (other than income taxes) by reason of the exercise of the Option in whole or in part or the resulting issuance of the Option Shares.

                  (n) Withholding. The Option Holder agrees to make appropriate arrangements with the Company for satisfaction of any applicable tax withholding requirements, or similar requirements, arising out of the Option.

                  (o) References. References herein to rights and obligations of the Option Holder shall apply, where appropriate, to the Option Holder's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Option.

                  (p) Settlement of Disputes. Any dispute between the parties arising from or relating to the terms of this Option shall be resolved by arbitration held in the State of Connecticut in accordance with the rules of the American Arbitration Association. All costs associated with any arbitration, including all legal expenses, for both parties shall be borne by the Company.

                  (q) Notices. Any notice required or permitted to be given under this agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

                  If to the Company:

                           Risk Capital Holdings, Inc.
                           20 Horseneck Lane
                           Greenwich, CT  06830
                           Attn:  Secretary

                  If to the Option Holder:

                           550 Prospect Avenue
                           Oradell, NJ  07649

                  (r) Governing Law. This Option shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

                  (s) Entire Agreement. This agreement constitutes the entire contract among the parties relating to the subject matter hereof, and any previous agreement or understanding among the parties with respect thereto is superseded by this agreement.

                  (t) Counterparts. This agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have duly caused this agreement to be signed as of the Date of Grant.

                                   RISK CAPITAL HOLDINGS, INC.



                                   By:    /s/ Peter A. Appel
                                      ----------------------------------------
                                           Peter A. Appel
                                           Managing Director, General Counsel
                                              and Secretary



                                          /s/ Michael P. Esposito, Jr.
                                      ----------------------------------------
                                           Michael P. Esposito, Jr.

                                                                 Exhibit 10.12.2

                      The CORPORATEplan for Retirement(SM)

                          (Money Purchase Pension Plan)

                            A Fidelity Prototype Plan


                     Non-Standardized Adoption Agreement 002
                                Basic Plan No. 09

                        ADOPTION AGREEMENT
                             ARTICLE 1
           NON-STANDARDIZED MONEY PURCHASE PENSION PLAN


1.01 PLAN INFORMATION

     (a)  Name of Plan:

          This is the Risk Capital Reinsurance Company Pension Plan (the
          "Plan").

     (b)  Type of Plan:  Money Purchase Pension Plan


     (c)  Name of Plan Administrator, if not the Employer:

               Address:

               Phone Number:

               The Plan Administrator is the agent for service of legal process for the Plan.

     (d)  Limitation Year (check one):

          (1) /X/      Calendar Year

          (2) / /      Plan Year

          (3) / /      Other:

     (e)  Three Digit Plan Number:      002

     (f)  Plan Year End (month/day):         12/31

     (g)  Plan Status (check one):

          (1)  / /     Effective Date of new Plan:

          (2)  /X/     Amendment Effective Date:   1/1/97         .  This
                 is (check one):

               /X/  (A) an amendment of The CORPORATEplan for
                        Retirement Adoption Agreement previously executed by the Employer; or

              / /   (B) a conversion from another plan document
                        into The CORPORATEplan for Retirement.

                 The original effective date of the Plan:
                 1/1/96

                 The substantive provisions of the Plan shall apply prior to the Effective Date to the extent required by the Tax Reform Act of 1986 or other applicable laws.

1.02 EMPLOYER

     (a)  The Employer is:         Risk Capital Reinsurance Company

         Address:                  20 Horseneck Lane
                                   Greenwich, CT  06830

         Contact's Name:           Paul J. Malvasio

         Telephone Number:         (203) 862-4300


          (1)  Employer's Tax Identification Number:        06-1430254

          (2)  Business form of Employer (check one):

               (A) /X/  Corporation              (D) / / Governmental

               (B) / /  Sole proprietor or       (E) / / Tax-exempt organization
                        partnership

               (C) / /  Subchapter S Corporation (F) / / Rural Electric
                        Cooperative

          (3)  Employer's fiscal year end:        12/31
          (4)  Date business commenced:           9/19/95

     (b)  The term "Employer" includes the following Related
          Employer(s) (as defined in Section 2.01(a)(26)):

                         Not Applicable

1.03 COVERAGE


     (a) All Employees who meet the conditions specified below will be eligible to participate in the Plan:

          (1)  Service requirement (check one):

               (A) / /    no service requirement.
               (B) /x/    three consecutive months of service (no
                          minimum number Hours of Service can be
                          required).
               (C) / /    six consecutive months of service (no minimum
                          number Hours of Service can be required).
               (D) / /    one Year of Service (1,000 Hours of Service
                          is required during  the Eligibility Computation
                          Period.)


          (2)  Age requirement (check one):

               (A) /X/    no age requirement.
               (B) / /    must have attained age ______ (not to exceed
                          21).


          (3) The class of Employees eligible to participate in the Plan (check one):

               (A) / /    includes all Employees of the Employer.

               (B) /X/    includes all Employees of the Employer
                          except for (check the appropriate box(es)):

                    (i)  / /  Employees covered by a collective
                              bargaining agreement.
                    (ii) / /  Highly Compensated Employees as
                              defined in Code Section 414(q).
                    (iii)/X/  Leased Employees as defined in
                              Section 2.01(a)(18).

                    (iv) / / Nonresident aliens who do not receive any earned income from the
                              Employer which constitutes United
                              States source income.
                    (v)  / /  Other

                Note: No exclusion in this section may create a discriminatory class of employees. An Employer's Plan must still pass the Internal Revenue Code coverage and participation requirements if one or more of the above groups of Employees have been excluded from the Plan.

        (b)    The Entry Date(s) shall be (check one):

          (1) / / the first day of each Plan Year (do not select if
                 Section 1.03 (a)(1)(D) is     elected or if there is
                 an age requirement of greater than 20 1/2 in Section 1.03(a)(2)(B)).

          (2) / / the first day of each Plan Year and the date six months later.

          (3) /X/ the first day of each Plan Year and the first day
                 of the fourth, seventh, and   tenth months.

          (4) / / the first day of each month.

     (c) Date of Initial Participation - An Employee will become a Participant unless excluded by Section 1.03(a)(3) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in
          Section 1.03(a), if any, except (check one):

          (1) /X/   No exceptions.
          (2) / /   Employees employed on the Effective Date in Section
                    1.01(g) will become Participants on that date.
          (3) / /   Employees who meet the age and service requirement(s)
                    of Section 1.03(a) on    the Effective Date in Section
                    1.01(g) will become Participants on that date.

1.04 COMPENSATION

     (a) For purposes of determining contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(7), but excluding (check the appropriate box(es)):

          (1)  / /     Overtime Pay.
          (2)  / /     Bonuses (other than non-cash compensation,
                       including restricted stock and stock options* ).
          (3)  /X/     Commissions.
          (4)  /X/     The value of a qualified or a non-qualified stock
                       option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

_______________________________
* The amount of any non-cash compensation, including compensation income resulting from restricted stock and the exercise of stock options, shall be excluded from Compensation for purposes of determining contributions under the Plan.

            Note: These exclusions shall not apply for purposes of the "Top Heavy" requirements in Section 9.03.

          (5)  / /     No exclusions.

     (b)  Compensation for the First Year of Participation

          Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

          (1)   / /    For the entire Plan Year.

          (2)   /X/    For the portion of the Plan Year in which the
                       Employee is eligible to  participate in the Plan.


1.05 CONTRIBUTIONS

     (a)  Employer Contributions  (check (1) or (2)):

          (1)  / /  Nonintegrated Formula :

                    For each Plan Year, the Employer will
                    contribute for each eligible Participant an amount equal to __________% (not to exceed
                    25%) of such Participant's Compensation.

          (2)  /X/  Integrated Formula:

                    For each Plan Year, the Employer shall
                    contribute for each Participant an amount equal to (complete both (A) and (B)):

                    (A) 4% (not less than 3%) of each
                        Participant's Compensation.

                               PLUS

                    (B)  4% of each Participant's
                         Compensation in excess of the Integration
                         Level as defined in (2)(A) below.  This
                         percentage may not exceed the lesser of:

                       (i)     the percentage elected in (A) above, or

                       (ii)    the Applicable Percentage as
                               defined in (2)(B) below.

                    The following definitions apply for the
                    purposes of (1) above  (check one):

                    (A) "Integration Level" shall mean the Taxable
                        Wage Base as defined in (C) below, unless the Employer elects a lesser amount in (i) or (ii) below:

                       (i)  $________  (a flat dollar amount that
                            is less than the     Taxable Wage
                            Base),   or
                       (ii) ________% (not to exceed 100%) of
                            the Taxable Wage     Base.

                    (B) "Applicable Percentage" shall mean the
                        percentage provided by the  following
                        table:


       If The Integration Level       But Less Than
        is at Least --% of the         --% of the              The Applicable
         Taxable Wage Base          Taxable Wage Base         Percentage is:
-------------------------------------------------------------------------------
                0%                        20%                      5.7%
               20%                        80%                      4.3%
               80%                       100%                      5.4%
              100%                        N/A                      5.7%
-------------------------------------------------------------------------------

                     (C)  "Taxable Wage Base" is the contribution
                          and benefit base in effect under Section
                          230 of the Social Security Act at the
                          beginning of the Plan Year.  The Taxable
                          Wage Base for 1994 is $60,600.

               Note:     An Employer who maintains any other plan
                        that provides for Social Security Integration (permitted disparity) may not elect 1.05
                        (a)(2).

          (3)    Eligibility Requirement(s)

               A Participant shall be entitled to Employer contributions for a Plan Year under this Subsection
               (a) if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options (B) and (C) may not be elected together):

                (A) / / is employed by the Employer on the last day
                        of the Plan Year.
                (B) / / earns at least 500 Hours of Service during the
                        Plan Year.
                (C) / / earns at least 1,000 Hours of Service during
                        the Plan Year.
                (D) /X/ no requirements.

                Note: If option (A), (B) or (C) above is selected
                      then Employer contributions can only be funded by the Employer after Plan Year end. Employer contributions funded during the Plan Year shall not be subject to the eligibility requirements of this Section 1.05(a)(3).

1.06 RETIREMENT AGE(S)

     (a)  The Normal Retirement Age under the Plan is (check one):

          (1)  /X/  age 65.
          (2)  / /  age ____ (specify between 55 and 64).
          (3)  / /  later of the age ___  (can not exceed 65) or
                    the fifth anniversary of the       Participant's
                    Employment Commencement Date.

     (b) /X/ The Early Retirement Age is the first day of the month after the Participant attains age 59 (specify 55 or greater) and completes
               N/A Years of Service for Vesting.
     (c) /X/ A Participant is eligible for Disability Retirement if he/she (check the appropriate box(es)):

          (1) /X/ satisfies the requirements for benefits under the Employer's Long-Term
                  Disability Plan.

          (2) / / satisfies the requirements for Social Security disability benefits.

          (3) / / is determined to be disabled by a physician approved by the Employer.


1.07 VESTING SCHEDULE

  (a) The Participant's vested percentage in Employer contributions elected in Section 1.05(a) shall be based upon the schedule selected below, except with respect to any Plan Year during which the Plan is Top-Heavy. The schedule elected in Section 1.12(d) shall automatically apply for a Top-Heavy Plan Year and all Plan Years thereafter unless the Employer has already elected a more favorable vesting schedule below.

          (1)   Employer Contributions
                (check one):

          (A)   [Reserved]
          (B)   /X/ 100% Vesting immediately
          (C)   / / 3 year cliff (see C below)
          (D)   / / 5 year cliff (see D below)
          (E)   / / 6 year graduated (see E below)
          (F)   / / 7 year graduated (see F below)
          (G)   / / Other vesting (complete G below)

                           VESTING SCHEDULE
----------------------------------------------------------------
         Years of
       Service for
         Vesting       C        D        E       F        G
       -----------    ---     ----     ----    ----      ----
             0        0%       0%       0%      0%       ---
             1        0%       0%       0%      0%       ---
             2        0%       0%      20%      0%       ---
             3      100%       0%      40%      0%       ---
             4      100%       0%      60%     40%       ---
             5      100%     100%      80%     60%       ---
             6      100%     100%     100%     80%       ---
             7      100%     100%     100%    100%       100%

      Note: A schedule elected under G above must be at least as favorable as one of the schedules in C, D, E or F above.

     (b)   / /    Years of Service for Vesting shall exclude:

          (1) / /  for new plans, service prior to the Effective Date
                   as defined in Section    1.01(g)(1).
          (2) / / for existing plans converting from another plan document, service prior to the original Effective Date as defined in Section 1.01(g)(2).

1.08 PREDECESSOR EMPLOYER SERVICE

    / / Service for purposes of eligibility in Section 1.03(a)(1) and vesting in Section 1.07(a) of this Plan shall include service with the following employer(s):

     (a)

     (b)

     (c)

     (d)


1.09 PARTICIPANT LOANS

     Participant loans (check (a) or (b)):

     (a) / / will be allowed in accordance with Section 7.09, subject to a $1,000 minimum amount and will be granted (check (1) or (2)):

           (1) / / for any purpose.
           (2) / / for hardship purposes (as defined in Section 7.09) only.

     (b) /X/   will not be allowed.


1.10 RESERVED

1.11 DISTRIBUTIONS

     (a) Subject to Articles 7 and 8, and (b) below, distributions under the Plan will be paid as a single lump sum or under a systematic withdrawal plan (installments) following retirement, death, disability or other termination of employment.

     (b) / / Check if the Plan was converted (by plan amendment)
             from another defined     contribution plan, and the
             benefits were payable with respect to voluntary   after-
             tax employee contributions, prior to termination of employment.

   Note: Under Federal Law, distributions to Participants must generally begin no later than April 1 following the year in which the Participant attains age 70 1/2.


1.12 TOP HEAVY STATUS

     (a) The Plan shall be subject to the Top-Heavy Plan requirements of Article 9 (check one):

          (1) /X/  for each Plan Year.
          (2) / / for each Plan Year, if any, for which the Plan is Top-Heavy as defined in Section 9.02.


     (b) In determining Top-Heavy status, if necessary, for an Employer with at least one defined benefit plan, the following assumptions shall apply:

          (1)     Interest rate: _____% per annum

          (2)     Mortality table: _____________

          (3) /X/ Not Applicable

     (c) In the event that the Plan is treated as Top-Heavy for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3 (3, 4, 5, or 7 1/2)% of Compensation for the Plan Year in accordance with Section 9.03 (check one):

          (1) /X/ under this Plan in any event.
          (2) / / under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer.

             Note: Such minimum Employer contribution may be less than the percentage indicated in (c) above to the extent provided in Section 9.03(a).

    (d) In the event that the Plan is treated as Top-Heavy for a Plan Year, the following vesting schedule shall apply instead of the schedule elected in Section 1.07(a) for such Plan Year and each Plan Year thereafter (check one):

     (1) /X/ 100% vested after 0 (not in excess
               of 3) Years of Service for Vesting.
     (2) / /Years of Service for Vesting   Vesting Percentage  Must be at Least

                         0                     ________             0%
                         1                     ________             0%
                         2                     ________            20%
                         3                     ________            40%
                         4                     ________            60%
                         5                     ________            80%
                         6                     ________           100%

               Note: If the schedule elected in Section 1.07(a)
                     is more favorable in all cases than the
                     schedule elected in (d) above, then the
                     schedule in Section 1.07(a) will continue to apply even in Plan Years in which the Plan is Top-Heavy.

1.13 TWO OR MORE PLANS - Code Section 415 limitation on annual additions

     If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in
     Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

     (a) If the Employer maintains, or maintained, any other defined contribution plan or plans which are not Master or Prototype Plans, Annual Additions for any Limitation Year to this Plan will be limited (check one):

          (1)  / /  in accordance with Section 5.03 of this Plan.
          (2) /X/ in accordance with another method set forth on an attached separate sheet.
          (3)  / /  Not Applicable.

     (b) If the Employer maintains, or maintained, any defined benefit plan(s), the sum of the Defined Contribution Fraction and Defined Benefit Fraction for a Limitation Year may not exceed the limitation specified in Code Section 415(e), modified by section 416(h)(1) of the Code. This combined plan limit will be met as follows (check one):

          (1) / / Annual Additions to this Plan are limited so that the sum of the Defined Contribution Fraction and the Defined Benefit Fraction does not exceed 1.0.

          (2) / / another method of limiting Annual Additions or reducing projected annual benefits is set forth on an attached schedule.

          (3) /X/ Not Applicable.

1.14 ESTABLISHMENT OF TRUST AND INVESTMENT DECISIONS

     (a)  nvestment Directions

         Participant Accounts will be invested (check one):

          (1) / / in accordance with investment directions provided to the Trustee by the Employer for allocating all Participant Accounts among the options listed in (b) below.

          (2) /X/ in accordance with investment directions provided
                  to the Trustee by each   Participant for allocating
                  his entire Account among the options listed in
                  (b) below.

     (b)  Plan Investment Options

          The Employer hereby establishes a Trust under the Plan in accordance with the provisions of Article 14, and the Trustee signifies acceptance of its duties under Article 14
          by its  signature  below.   Participant Accounts under the
          Trust will be invested among the Fidelity Funds listed below pursuant to Participant or Employer directions.

                         Fund Name                 Fund Number

               (1)       Fidelity Retirement Money Market Portfolio

               (2)       Fidelity Intermediate Bond Fund

               (3)       Fidelity Fund

               (4)       Fidelity Blue Chip Growth Fund

               (5)       Fidelity Growth Company Fund

               (6)       Fidelity US Equity Index Portfolio

               (7)       Fidelity Overseas Fund

               (8)

               (9)

               (10)


          Note: An additional annual recordkeeping fee will be charged for each fund in excess of seven funds.


               To the extent that the Employer selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the "Group Trust"), the Employer hereby (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee a copy of the Group Trust, the Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio.


          Note:     The method and frequency for change of
               investments will be determined under the rules applicable to the selected funds or, if applicable, the rules of the Employer adopted in accordance with
               Section 6.03.  Information will be provided
               regarding expenses, if any, for changes in investment options.

1.15 RELIANCE ON OPINION LETTER

     An adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code.

     If the Employer wishes to obtain reliance that his or her Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to fill out properly the Adoption Agreement may result in disqualification of the Plan.

     This Adoption Agreement may be used only in conjunction with Fidelity Prototype Plan Basic
     Plan Document No. 09. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.




1.16 PROTOTYPE INFORMATION:

     Name of Prototype Sponsor:    Fidelity Management & Research Co.

     Address of Prototype Sponsor: 82 Devonshire Street
                                   Boston, MA 02109

     Questions regarding this prototype document may be directed to the following telephone number:
                         1-(800) 343-9184.

                           EXECUTION PAGE
                          (Employer's Copy)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement
to be executed this     27      day of     December   ,199.


                    Employer       Risk Capital Reinsurance Company

                    By             /s/ Peter A. Appel


                    Title          Managing Director, General
                                   Counsel and Secretary



                    Employer       Risk Capital Reinsurance Company

                    By             /s/ Paul J. Malvasio


                    Title       Managing Director, Chief Financial Officer and
                                Treasurer




Accepted by

Fidelity Management Trust Company, as Trustee

By   /s/ Wayne Isaacs                        Date      Feb. 10, 1997
Title      Sr. Legal Counsel/Authorized Signatory

  Attachment to the Risk Capital Reinsurance Company Pension Plan

      Addendum to Section 1.13(a)(2): Any Excess Annual Additions shall be disposed of as follows: first from the Risk Capital Reinsurance Company Employee Savings Plan; and second, from this Plan.

                                                                 Exhibit 10.13.2
                The CORPORATEplan for RetirementSM

                   (Profit Sharing/401(k) Plan)

                     A Fidelity Prototype Plan


              Non-Standardized Adoption Agreement 002
                         Basic Plan No. 07

                        ADOPTION AGREEMENT
                             ARTICLE 1
               NON-STANDARDIZED PROFIT SHARING PLAN


1.01 PLAN INFORMATION

     (a)  Name of Plan:

          This is the Risk Capital Reinsurance Company Employee
          Savings Plan (the "Plan").

     (b)  Type of Plan:

          (1) / /  401(k) and Profit Sharing

          (2) / /  Profit Sharing Only

          (3) /X/  401(k) Only


     (c)  Name of Plan Administrator, if not the Employer:



          Address:

          Phone Number:

          The Plan Administrator is the agent for service of legal process for the Plan.


     (d)  Limitation Year (check one):

          (1) /X/  Calendar Year

          (2) / /  Plan Year

          (3) / /  Other:

     (e)  Three Digit Plan Number: 001

     (f)  Plan Year End (month/day): 12/31

     (g)  Plan Status (check one):

          (1)  / /  Effective Date of new Plan:

          (2) /X/ Amendment Effective Date: 1/1/97. This is (check one):

               (A)  /X/  an amendment of The CORPORATEplan for
                         RetirementSM Adoption Agreement previously executed by the Employer; or

               (B)  / /  a conversion from another plan document into
                         The CORPORATEplan for RetirementSM.

                         The original effective date of the Plan:
                         1/1/96

                         The substantive provisions of the Plan shall apply prior to the Effective Date to the extent require by the Tax Reform Act of 1986 or other applicable laws.


1.02 EMPLOYER

     (a)  The Employer is          Risk Capital Reinsurance Company

          Address:                 20 Horseneck Lane
                                   Greenwich, CT 06830

          Contact's Name:          Paul J. Malvasio

          Telephone Number:        (203) 862-4300


          (1)  Employer's Tax Identification Number: 06-1430254

          (2)  Business form of Employer (check one):

               (A) /X/ Corporation                     (D) / / Governmental

               (B) / / Sole proprietor or partnership  (E) / / Tax-exempt organization

               (C) / / Subchapter S Corporation        (F) / / Rural Electric
                                                                Cooperative

          (3)  Employer's fiscal year end: 12/31
          (4)  Date business commenced:    9/19/95

     (b)  The term "Employer" includes the following Related
          Employer(s) (as defined in Section 2.01(a)(26)):

                    Not Applicable




1.03 COVERAGE


     (a) All Employees who meet the conditions specified below will be eligible to participate in the Plan:


          (1)  Service requirement (check one):

               (A) / /  no service requirement.

               (B) /X/  three consecutive months of service (no
                        minimum number Hours of Service can be
                        required).

               (C) / / six consecutive months of service (no minimum number Hours of Service can be required).

               (D) / / one Year of Service (1,000 Hours of Service is required during the Eligibility
                        Computation Period.)

          (2)  Age requirement (check one):

               (A) /X/  no age requirement.

               (B) / /  must have attained age ______ (not to
                        exceed 21).

          (3) The class of Employees eligible to participate in the Plan (check one):

               (A) / /  includes all Employees of the Employer.

               (B) /X/  includes all Employees of the Employer
                        except for (check the appropriate box(es)):

                   (i) / /  Employees covered by a collective
                            bargaining agreement.

                  (ii) / /  Highly Compensated Employees as
                            defined in Code Section 414(q).

                 (iii) /X/  Leased Employees as defined in Section
                            2.01(a)(18).

                  (iv) / /  Nonresident aliens who do not receive
                            any earned income from the Employer which constitutes United States source income.

                   (v) / /  Other




           Note: No exclusion in this section may create a discriminatory class of employees. An Employer's Plan must still pass the Internal Revenue Code coverage and participation requirements if one or more of the above groups of Employees have been excluded from the Plan.

        (b)    The Entry Date(s) shall be (check one):

          (1) / / the first day of each Plan Year (do not select if Section 1.03 (a)(1)(D) is elected or if there is an age requirement of greater than 20 1/2 in Section 1.03(a)(2)(B)).

          (2) / / the first day of each Plan Year and the date six months later.

          (3) /X/ the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

          (4) / /  the first day of each month.

     (c) Date of Initial Participation--An Employee will become a Participant unless excluded by Section 1.03(a)(3) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in
          Section 1.03(a), if any, except (check one):

          (1) /X/  No exceptions.

          (2) / / Employees employed on the Effective Date in Section 1.01(g) will become Participants on that date.

          (3) / / Employees who meet the age and service requirement(s) of Section 1.03(a) on the Effective Date in
                   Section 1.01(g) will become Participants on that date.


1.04 COMPENSATION

     (a) For purposes of determining contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(7), but excluding (check the appropriate box(es)):

          (1)  / /  Overtime Pay.

          (2) / / Bonuses (other than non-cash compensation, including restricted stock and stock options*).

          (3)  /X/  Commissions.

          (4) /X/ The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

            Note: These exclusions shall not apply for purposes of the "Top Heavy" requirements in Section 9.03 or for allocating Discretionary Employer
                    Contributions if an Integrated Formula is elected in Section 1.05(a)(2).

          (5)  / /  No exclusions.

_______________________________
* The amount of any non-cash compensation, including compensation income resulting from restricted stock and the exercise of stock options, shall be excluded from Compensation for purposes of determining contributions under the Plan.

     (b)  Compensation for the First Year of Participation

          Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

          (1)  / /  For the entire Plan Year.

          (2) /X/ For the portion of the Plan Year in which the Employee is eligible to participate in the Plan.


1.05 CONTRIBUTIONS

     (a)  / /   Employer Contributions :

          (1)   / /  Fixed Formula--Nonintegrated Formula (check (A)
                     or (B)):

                (A) / /  Fixed Percentage Employer Contribution:

                         For each Plan Year, the Employer will
                         contribute for each eligible Participant an amount equal to __________% (not to exceed 15%) of such Participant's Compensation.

                (B) / /  Fixed Flat Dollar Employer Contribution:

                         For each Plan Year, the Employer will
                         contribute for each eligible Participant an amount equal to $_________.

          (2)    / /     Discretionary Formula

                     The Employer may decide each Plan Year whether to make a discretionary Employer contribution on behalf of eligible Participants in accordance with
                     Section 4.06. Such contributions shal be allocated to eligible Participants based upon the following (check (A) or (B)):

                (A) / /  Nonintegrated Allocation Formula:
                         In the ratio that each eligible Participant's Compensation bears to the total Compensation paid to all eligible Participants for the Plan Year.

                (B) / /  Integrated Allocation Formula:
                         In accordance with Section 4.06.

                Note: An Employer who maintains any other plan that provides for Social Security Integration
                         (permitted disparity) may not elect (2)(B).

          (3)  Eligibility Requirement(s)

               A Participant shall be entitled to Employer
               Contributions for a Plan Year under this Subsection
               (a) if the Participant satisfies the following requirement(s) (Check the appropriate box(es)-- Options (B) and (C) may not be elected together):

                (A) / / is employed by the Employer on the last day
                        of the Plan Year.
                (B) / / earns at least 500 Hours of Service during the
                        Plan Year.
                (C) / / earns at least 1,000 Hours of Service during
                        the Plan Year.
                (D) / / no requirements.

                Note: If option (A), (B) or (C) above is selected then Employer contributions can only be funded by the Employer after Plan Year end. Employer contributions funded during the Plan Year shall not be subject to the eligibility requirements of this Section 1.05(a)(3).

     (b) /X/  Deferral Contributions

         (1)  Regular Contributions

              The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 15%
              (no more than 15%) of Compensation for that period.

                  (A) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):

                         (i)  / /  As of the beginning of each
                                   payroll period.
                        (ii)  / /  As of the first day of each
                                   month.
                       (iii)  /X/  As of the next Entry Date.
                        (iv)  / /  (Specify, but must be at least
                                   once per Plan Year)



                  (B) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

                         (i)  / /  The first day of the next Plan
                                   Year.
                        (ii)  /X/  Any subsequent Plan Entry Date.
                       (iii)  / /  (Specify, but must be at least
                                   once per Plan Year)

          (2)  /X/ Catch-Up Contributions

               The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) in the final month of the Plan Year.


          (3)  /X/ Bonus Contributions

               The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Section 1.04(a) must include bonuses if bonus contributions are permitted.


               Note: A Participant's contributions under (2) and/or
                     (3) may not cause the Participant to exceed the percentage limit specified by the Employer in (1) after the Plan Year. The Employer has the right to restrict a Participant's right to make Deferral Contributions if they will adversely affect the Plan's ability to pass the actual deferral percentage and/or the actual contribution percentage test.




          (4)  / /  Qualified Discretionary Contributions

               The Employer may contribute an amount which it designates as a Qualified Discretionary Contribution to be included in the actual deferral percentage or actual contribution percentage test. Qualified Discretionary Contributions shall be allocated to Non-highly Compensated Employees (check one):

               (A)  / /   in the ratio which each such Participant's
                          Compensation for the Plan Year bears to the total of all such Participants' Compensation for the Plan Year.

               (B)  / /   as a flat dollar amount for each such
                          Participant for the Plan Year.

     (c) /X/ Matching Contributions (only if Section 1.05(b) is checked)

         (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

               (A) / /  50%
               (B) / /  100%
               (C) / /      %
               (D) /X/  (Tiered Match) 100% of the first
                        3% of the Participant's Compensation
                        contributed to the Plan,

                        50% of the next 3% of the Participant's
                        Compensation contributed to the Plan,

                        % of the next    % of the Participant's
                        Compensation contributed to the Plan.

                 Note: The percentages specified above for Matching Contributions may not increase as the percentage of Compensation contributed increases.

               (E) / / The percentage declared for the year, if
                       any, by a Board of Directors' Resolution
                       (or by a Letter of Intent for a Sole
                       Proprietor or Partnership).

          (2) /X/ The Employer may at Plan Year end make an additional Matching Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution (or by a Letter of Intent for a Sole Proprietor or Partnership), of the Deferral Contributions made by each Participant during the Plan Year (only if an option is checked under Section 1.05(c)(1)).

          (3) /X/ Matching Contribution Limits (check the appropriate box):

               (A)  /X/ Deferral Contributions in excess of
                        6% of the Participant's Compensation
                        for the period in question shall not be
                        considered for Matching Contributions.

              Note:     If the Employer elects a percentage
                        limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

               (B) / / Matching Contributions for each Participant for each Plan Year shall be limited to $___________.

          (4)  Eligibility Requirement(s)

               A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(b) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

             (A) / / Is employed by the Employer on the last day of the Plan Year.

             (B) / /  Earns at least 500 Hours of Service during the
                      Plan Year.

             (C) / / Earns at least 1,000 Hours of Service during the Plan Year.

             (D) / /  Is not a Highly Compensated Employee for the
                      Plan Year.

             (E) / / Is not a Partner of the Employer, if the Employer is a Partnership.

             (F) /X/  No requirements.

             Note: If option (A), (B) or (C) above is selected then Matching Contributions can only be funded by the Employer after the Plan Year ends. Any Matching Contribution funded before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(c)(4)). If option (A), (B), or (C) is adopted during a Plan Year, such option shall not become effective until the first day of the next Plan Year.


     (d) / /  Employee After-Tax Contributions (check one):

          (1)  / /  Future Contributions

               Participants may make voluntary non-deductible Employee Contributions pursuant to Section 4.09 of the Plan. This option may only be elected if the Employer has elected to permit Deferral Contributions under Section 1.05(b). Matching Contributions by the Employer are not allowed on any voluntary non-deductible Employee Contributions. Withdrawals are limited to one per year unless Employee Contributions were allowed under a previous plan document which authorized more frequent withdrawals.

          (2) / / Frozen Contributions

               Participants may not make voluntary non-deductible
               Employee Contributions, but the Employer does maintain frozen Participant voluntary non-deductible Employee Contribution Accounts.




1.06 RETIREMENT AGE(S)


     (a)  The Normal Retirement Age under the Plan is (check one):

          (1) /X/   age 65.

          (2) / /   age ____ (specify between 55 and 64).

          (3) / / later of the age ___ (can not exceed 65) or the fifth anniversary of the Participant's
                    Employment Commencement Date.



     (b) /X/ The Early Retirement Age is the first day of the month after the Participant attains age 59
               (specify 55 or greater) and completes
               N/A Years of Service for Vesting.



     (c) /X/ A Participant is eligible for Disability Retirement if he/she (check the appropriate box(es)):

          (1) /X/ satisfies the requirements for benefits under the Employer's Long-Term Disability Plan.

          (2) / / satisfies the requirements for Social Security disability benefits.

          (3) / / is determined to be disabled by a physician approved by the Employer.

1.07 VESTING SCHEDULE

   (a) The Participant's vested percentage in Employer contributions (Fixed or Discretionary) elected in Section 1.05(a) and/or Matching Contributions elected in Section 1.05(c) shall be based upon the schedule(s) selected below, except with respect to any Plan Year during which the Plan is Top-Heavy. The schedule elected in Section 1.12(d) shall automatically apply for a Top-Heavy Plan Year and all Plan Years thereafter unless the Employer has already elected a more favorable vesting schedule below.

      (1)  Employer Contributions            (2)  Matching Contributions
             (check one):                         (check one):
      (A)/ / N/A - No Employer Contributions  (A) / /  N/A - No Matching
                                                       Contributions
      (B)/ / 100% Vesting immediately          (B)/X/ 100% Vesting immediately
      (C)/ / 3 year cliff (see C below)        (C)/ / 3 year cliff (see C below)
      (D)/ / 5 year cliff (see D below)        (D)/ / 5 year cliff (see D below)
      (E)/ / 6 year graduated (see E below)    (E)/ / 6 year graduated (see E
                                                      below)
      (F)/ / 7 year graduated (see F below)    (F)/ / 7 year graduated (see F
                                                      below)
      (G)/ / Other vesting (complete G1 below) (G)/ / Other vesting (complete
                                                      G2 below)

                            VESTING SCHEDULE
---------------------------------------------------------------------------
    Years of
   Service for
     Vesting       C         D        E         F        G1       G2

       0          0%         0%        0%       0%      ___      ___
       1          0%         0%        0%       0%      ___      ___
       2          0%         0%       20%      0%       ___      ___
       3        100%         0%       40%      20%      ___      ___
       4        100%         0%       60%      40%      ___      ___
       5        100%       100%       80%      60%      ___      ___
       6        100%       100%      100%      80%      ___      ___
       7        100%       100%      100%     100%      100%     100%

    Note: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.

     (b) / / Years of Service for Vesting shall exclude:

          (1) / / for new plans, service prior to the Effective Date as defined in Section 1.01(g)(1).

          (2) / / for existing plans converting from another plan document, service prior to the original Effective Date as defined in Section 1.01(g)(2).

1.08 PREDECESSOR EMPLOYER SERVICE

          Service for purposes of eligibility in Section 1.03(a)(1) and vesting in Section 1.07(a) of this Plan shall include service with the following employer(s):

     (a)

     (b)

     (c)

     (d)




1.09 PARTICIPANT LOANS

     Participant loans (check (a) or (b)):

     (a) /X/ will be allowed in accordance with Section 7.09, subject to a $1,000 minimum amount and will be granted (check (1) or (2)):

           (1) /X/ for any purpose.
           (2) / / for hardship withdrawal (as defined in Section
                   7.10) purposes only.

     (b)   / / will not be allowed.




1.10 HARDSHIP WITHDRAWALS

     Participant withdrawals for hardship prior to termination of employment (check one):

     (a)  /X/     will be allowed in accordance with Section 7.10,
                  subject to a  $1,000 minimum amount.

     (b)  / /     will not be allowed.

1.11 DISTRIBUTIONS

     (a) Subject to Articles 7 and 8 and (b) below, distributions under the Plan will be paid (check the appropriate box(es)):

          (1)  /X/     as a lump sum.

          (2)  /X/     under a systematic withdrawal plan
                      (installments).


     (b)  /X/     Check if a Participant will be entitled to receive a
          distribution of all or any    portion of the following
          Accounts without terminating employment upon attainment of age 59 1/2 (check one):

          (1) / /    Deferral Contribution Account

          (2) /X/    All Accounts


     (c)  / /     Check if the Plan was converted (by plan amendment)
          from another defined     contribution plan, and the
          benefits were payable as (check the appropriate box(es)):

          (1)  / /   a form of single or joint and survivor life
               annuity.

          (2)  / /    an in-service withdrawal of vested Employer
               contributions maintained           in a
               Participant's account (check (A) and/or (B)):

                    (A)  / /   for at least           (24 or more)
                               months.

                    (B)  / /   after the Participant has at least 60
                               months of participation.

          (3)  / /     another distribution option that is a
               "protected benefit" under Section 411(d)(6) of the Internal Revenue Code. Please attach a separate page identifying the distribution option(s).

          These additional forms of benefit may be provided for such plans under Articles 7 or 8.

     Note:     Under Federal Law, distributions to
               Participants must generally begin no later than April 1 following the year in which the Participant attains age 70 1/2.

1.12 TOP HEAVY STATUS

     (a) The Plan shall be subject to the Top-Heavy Plan requirements of Article 9 (check one):

          (1)  /X/  for each Plan Year.

          (2) / / for each Plan Year, if any, for which the Plan is Top-Heavy as defined in Section 9.02.

          (3) / / Not applicable. (This option is available for plans covering only employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in
                    Section 1.05.)


     (b) In determining Top-Heavy status, if necessary, for an employer with at least one defined benefit plan, the following assumptions shall apply:

          (1)  Interest rate: _____% per annum

          (2)  Mortality table: _____________

          (3)  / /  Not Applicable.


     (c) In the event that the Plan is treated as Top-Heavy for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3 (3,4, 5, or 7 1/2) % of Compensation for the Plan Year in accordance with Section 9.03 (check one):

          (1)  / /  under this Plan in any event.

          (2) /x/ under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer.

          (3) / / Not applicable. (This option is available for plans covering only Employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in
                    Section 1.05.)

              Note: Such minimum Employer contribution may be less
                    than the percentage indicated in (c) above to the extent provided in Section 9.03(a).

     (d) In the event that the Plan is treated as Top-Heavy for a Plan Year, the following vesting schedule shall apply instead of the schedule(s) elected in Section 1.07(a) for such Plan Year and each Plan Year thereafter (check one):

          (1)  /x/  100% vested after 0 (not in excess
                    of 3) Years of Service for Vesting.

          (2)  / /  Years of Service     Vesting         Must be
                      for Vesting       Percentage      at Least
                    ---------------------------------------------

                          0              ________          0%
                          1              ________          0%
                          2              ________         20%
                          3              ________         40%
                          4              ________         60%
                          5              ________         80%
                          6              ________        100%

            Note: If the schedule(s) elected in Section 1.07(a) is(are) more favorable in all cases than the schedule elected in (d) above, then the schedule(s) in Section 1.07(a) will continue to apply even in Plan Years in which the Plan is Top-Heavy.


1.13 TWO OR MORE PLANS--Code Section 415 limitation on annual additions:

      If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in
      Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

     (a) If the Employer maintains, or maintained, any other defined contribution plan which is not a Master or Prototype Plan, Annual Additions for any Limitation Year to this Plan will be limited (check one):

          (1)  / /  in accordance with Section 5.03 of this Plan.
          (2) /x/ in accordance with another method set forth on an attached separate sheet.
          (3)  / /  Not Applicable.

     (b) If the Employer maintains, or maintained, any defined benefit plan(s), the sum of the Defined Contribution Fraction and Defined Benefit Fraction for a Limitation Year may not exceed the limitation specified in Code Section 415(e), modified by section 416(h)(1) of the Code. This combined plan limit will be met as follows (check one):

          (1) / / Annual Additions to this Plan are limited so that the sum of the Defined Contribution Fraction and the Defined Benefit Fraction does not exceed 1.0.
          (2) / / another method of limiting Annual Additions or reducing projected annual benefits is set forth on an attached schedule.
          (3)  /X/  Not Applicable.




1.14 ESTABLISHMENT OF TRUST AND INVESTMENT DECISIONS

     (a)  Investment Directions

          Participant Accounts will be invested (check one):

          (1) / / in accordance with investment directions provided to the Trustee by the Employer for allocating all Participant Accounts among the options listed in
                    (b) below.

          (2) /X/ in accordance with investment directions provided to the Trustee by each Participant for allocating his entire Account among the options listed in (b) below.

          (3) / / in accordance with investment directions provided to the Trustee by each Participant for all contribution sources in a Participant's Account except the following sources shall be invested as directed by the Employer (check (A) and/or (B)):

                    (A) / /  Fixed or Discretionary Employer
                             Contributions
                    (B) / /  Employer Matching Contributions

                    The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in (b) below.

     (b)  Plan Investment Options

          The Employer hereby establishes a Trust under the Plan in accordance with the provisions of Article 14, and the Trustee signifies acceptance of its duties under Article 14
          by its  signature  below.   Participant Accounts under the
          Trust will be invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

                         Fund Name                          Fund Number
                         ---------                          -----------

          (1)    Fidelity Retirement Money Market Portfolio  __________

          (2)    Fidelity Intermediate Bond Fund             __________

          (3)    Fidelity Fund                               __________

          (4)    Fidelity Blue Chip Growth Fund              __________

          (5)    Fidelity Growth Company Fund                __________

          (6)    Fidelity US Equity Index Portfolio          __________

          (7)    Fidelity Overseas Fund                      __________

          (8)                                                __________

          (9)                                                __________

          (10)                                               __________

          Note: An additional annual recordkeeping fee will be charged for each fund in excess of seven funds.

                 To the extent that the Employer selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the "Group Trust"), the Employer hereby (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee a copy of the Group Trust, the Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio.


          Note:  The method and frequency for change of
                 investments will be determined under the rules applicable to the selected funds or, if applicable, the rules of the Employer adopted in accordance with
                 Section 6.03. Information will be provided regarding expenses, if any, for changes in investment options.

1.15 RELIANCE ON OPINION LETTER

     An adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code.
     If the Employer wishes to obtain reliance that his or her Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

     This Adoption Agreement may be used only in conjunction with Fidelity Prototype Plan Basic Plan Document No. 07. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.




1.16 PROTOTYPE INFORMATION:

     Name of Prototype Sponsor:     Fidelity Management & Research Co.
     Address of Prototype Sponsor:  82 Devonshire Street
                                    Boston, MA 02109

     Questions regarding this prototype document may be directed to the following telephone number:
                         1-(800) 343-9184.

                          EXECUTION PAGE
                         (Employer's Copy)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement
to be executed this 27th day of December   , 1996.


                Employer   Risk Capital Reinsurance Company

                By         /s/ Peter A. Appel

                Title      Managing Director, General Counsel
                             and Secretary

                Employer   Risk Capital Reinsurance Company

                By         /s/ Paul J. Malvasio

                Title      Managing Director, Chief Financial
                             Officer and Treasurer

Accepted by

Fidelity Management Trust Company, as Trustee

By     /s/ Wayne Isaacs                        Date  Feb. 10, 1997

Title  Sr. Legal Counsel/Authorized Signatory

Attachment to the Risk Capital Reinsurance Company Employee Savings Plan

     Addendum to Section 1.13(a)(2): Any Excess Annual Additions shall be disposed of from this Plan as follows: first, distribute unmatched 401(k) Deferral Contributions; and second, distribute matched 401(k) Deferral Contributions and forfeit any associated Matching Contributions.

                                                   EXHIBIT 10.14.2


                  RISK CAPITAL REINSURANCE COMPANY
                EXECUTIVE SUPPLEMENTAL NON-QUALIFIED
                     SAVINGS AND RETIREMENT PLAN


                   AMENDMENT TO ADOPTION AGREEMENT


Rider 3

     With respect to annual incentive bonuses payable in 1997 for the 1996 Plan Year, the Employer shall make an additional Deferral Contribution on behalf of each Participant who has entered into an agreement with the Employer to defer an amount from such bonus, such amount not to exceed $20,000. With respect to the 1996 Plan Year only, the Employer shall make an additional Deferral Contribution on behalf of each Participant who has entered into an agreement with the Employer to defer an amount from his or her Compensation, such amount not to exceed $50,000. With respect to Plan Years beginning after 1996, the Employer shall make an additional Deferral Contribution on behalf of each Participant who has entered into an agreement with the Employer to defer an amount from his or her Compensation for the Plan Year and/or his or her annual incentive bonus for the Plan Year (whether paid in the Plan Year or a subsequent year), such aggregate amount not to exceed $50,000. All additional Deferral Contributions set forth in this paragraph shall not be eligible for Matching Contributions under Section 1.05(b) hereof.

Rider 5

1.05(c)  Additional Contributions.

     The Employer shall make an Additional Contribution in accordance with Section 4.04 on behalf of each Participant in an amount equal to 8% (eight percent) of the Participant's
Excess Compensation.


                 Employer:   Risk Capital Reinsurance
                 Company

                 By:         /s/ Paul J. Malvasio

                 Title:      Managing Director, Chief
                             Financial Officer and Treasurer

                 Date:       December 4, 1996